UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) October 29, 2004

                               WESTWOOD ONE, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        0-13020                                           95-3980449
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



40 West 57th Street, 5th Floor, New York, NY                        10019
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  (Address of Principal Executive Offices)                       (Zip Code)


                                  212-641-2000
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

     On October 29, 2004, the Registrant issued a press release announcing earnings for the third quarter ended September 30, 2004. A copy of such press release is furnished herewith as Exhibit 99 and is incorporated by reference herein in its entirety.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.   The following Exhibit is furnished as part of this Report on
                Form 8-K:

Exhibit 99 Press Release of the Registrant, dated October 29, 2004, announcing earnings for the third quarter ended
                September 30, 2004

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WESTWOOD ONE, INC.
                                              (Registrant)



                                              By:  /s/ Andrew Zaref
                                                 -------------------------------
                                                 Name:  Andrew Zaref
                                                 Title:  Chief Financial Officer


 Date:  October 29, 2004

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.  Description of Exhibit
-----------  ----------------------

   99 Press Release of the Registrant, dated October 29, 2004, announcing earnings for the third quarter ended September 30, 2004.